UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2012

Supernus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of
Incorporation)

0-50440	20-2590184
(Commission File Number)	(IRS Employer Identification No.)

1550 East Gude Drive, Rockville MD	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (301) 838-2500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events

On November 19, 2012, Supernus Pharmaceuticals, Inc. (the “Company”) issued a press release announcing the receipt of confirmation from the Food and Drug Administration (the “FDA”) that Oxtellar XR™ has been granted three years of market exclusivity. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

On November 20, 2012, Supernus Pharmaceuticals, Inc. (the “Company”) issued a press release announcing the receipt of positive topline results from its Phase IIb study on SPN-810 for the treatment of impulsive aggression in ADHD patients.  A copy of this press release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 The following documents are furnished as Exhibits pursuant to Item 8.01, hereof:

Exhibit 99.1 — Press Release dated November 19, 2012 of the Company regarding receipt of confirmation of marketing exclusivity from the FDA.

Exhibit 99.2 – Press Release dated November 20, 2012 of the Company regarding receipt of results from its Phase IIb study on SPN-810.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERNUS PHARMACEUTICALS, INC.

DATED: November 21, 2012	By:	/s/ Gregory S. Patrick
Gregory S. Patrick
Vice-President and Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	Press Release dated November 19, 2012	Attached
99.2	Press Release dated November 20, 2012	Attached